Exhibit 10.22(D)

CONSENT AND FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”) is made as of this 10th day of June, 2015 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), and ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State and Value Lighting, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors have advised the Lender that the Obligors intend consummate a Recapitalization (as defined below) of the Equity Interests of RLT;

WHEREAS, pursuant to the terms and conditions of the Loan Agreement and the other Loan Documents, the Obligors must obtain the written approval of the Lender prior to consummating the Recapitalization;

WHEREAS, the Obligors have also requested that the Lender modify and amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lender is willing to so consent to the Recapitalization and to so modify and amend certain terms and conditions of the Loan Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to the Recapitalization. Simultaneous with the execution of this Fourth Amendment, the Equity Interests of RLT shall be recapitalized to increase the authorized common stock of RLT from 150,000,000 shares to 200,000,000 shares, and the Certificate of Incorporation (which constitutes an Organic Document) of RLT shall be accordingly amended and filed with the Secretary of State of the State of Delaware (collectively, the “Recapitalization”). The Obligors acknowledge and agree that under no circumstances shall any cash Distributions be made relating to the Recapitalization. The Lender hereby consents to the Recapitalization subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 8 hereof, all as determined by the Lender in its sole reasonable discretion

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “A” is hereby substituted in its stead.

4. Post-Fourth Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than forty-five (45) days after the Fourth Amendment Effective Date (collectively the “Post-Fourth Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Fourth Amendment Obligations shall constitute an Event of Default under the Loan Agreement:

(a)	Evidence of (i) the perfection of the Lender’s first priority Lien upon the Deposit Accounts of All Around maintained at (1) Prosperity and (2) First National Bank of Eagle Lake or (ii) the closing of either or both of such Deposit Accounts; and

(b)	Copies of policies or certificates of insurance for the insurance policies carried by All Around and Break One, including endorsements or amendments to such policies (i) showing Lender as a lender’s loss payee or an additional insured; (ii) requiring ten (10) days prior written notice to Lender in the event of cancellation of the policy for any reason of nonpayment of premium and thirty (30) prior written notice to Lender in the event of cancellation of the policy for any other reason; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.

5. Ratification of Loan Documents. Except as specifically amended by this Fourth Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that, after giving effect to Section 4 hereof, no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

6. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Fourth Amendment and/or the failure of the Obligors to perform its obligations under this Fourth Amendment shall constitute an Event of Default under the Loan Agreement.

7. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

8. Conditions Precedent to Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Fourth Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Fourth Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	No Event of Default shall have occurred and be continuing.

(d)	The Lender shall have received true and correct, fully executed copies of the following documents relating to the Recapitalization:

(i)	Written Consent of the Board of Directors of Revolution Lighting Technologies, Inc.; and

(ii)	Certificate of Amendment of Certificate of Incorporation of Revolution Lighting Technologies, Inc. (as file-stamped and certified by the Secretary of State of the State of Delaware).

9. Miscellaneous.

(a)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

(b)	This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Fourth Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(c)	This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

(e)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FOURTH AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LUMIFICIENT CORPORATION

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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TRI-STATE LED DE, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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GUARANTORS:

SEESMART, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SENTINEL SYSTEM, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

BREAK ONE NINE, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President